Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Greenidge Generation Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Mulvihill, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 9, 2024	By:	/s/ Christian Mulvihill
Christian Mulvihill
Chief Financial Officer